Exhibit 99.1

World Fuel Services Corporation Increases Quarterly Dividend By 20%

MIAMI--(BUSINESS WIRE)--March 15, 2021--World Fuel Services Corporation (NYSE:INT) announced today that its board of directors has approved a 20% increase to its quarterly cash dividend to $0.12 per share, which will be payable on April 9, 2021 to shareholders of record on March 26, 2021.

“We are committed to returning capital to our shareholders, while maintaining the financial flexibility to invest in organic and strategic opportunities that drive sustained growth over the long-term,” stated Ira M. Birns, executive vice president and chief financial officer of World Fuel Services Corporation. “This dividend increase reflects our confidence in the future growth potential of our company.”

About World Fuel Services Corporation
Headquartered in Miami, Florida, World Fuel Services is a global energy management company involved in providing energy procurement advisory services, supply fulfillment and transaction and payment management solutions to commercial and industrial customers, principally in the aviation, marine and land transportation industries. World Fuel Services sells fuel and delivers services to its clients at more than 8,000 locations in more than 200 countries and territories worldwide.

For more information, call 305-428-8000 or visit www.wfscorp.com.

Information Relating to Forward-Looking Statements

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our commitment to returning capital, our ability to invest in opportunities that drive growth and our confidence in our future growth potential. These forward-looking statements are qualified in their entirety by cautionary statements and risk factor disclosures contained in the Company’s Securities and Exchange Commission (“SEC”) filings, including the Company’s most recent Annual Report on Form 10-K filed with the SEC. Actual results may differ materially from any forward-looking statements due to risks and uncertainties, including, but not limited to: our ability to effectively manage the effects of the COVID-19 pandemic, the extent of the impact of the pandemic on ours and our customers' sales, profitability, operations and supply chains due to actions taken by governments and businesses to contain the virus, such as restrictions on travel, the speed and effectiveness of vaccine development and distribution, customer and counterparty creditworthiness and our ability to collect accounts receivable and settle derivative contracts, sudden changes in the market price of fuel or extremely high or low fuel prices that continue for an extended period of time, the loss of, or reduced sales to a significant government customer, such as the North Atlantic Treaty Organization as a result of the ongoing troop withdrawal in Afghanistan, the availability of cash and sufficient liquidity to fund our working capital and strategic investment needs, our ability to effectively utilize the proceeds from the sale of the Multi Service payment solutions business and derive the expected benefits, our ability to manage the changes in supply and other market dynamics in the regions where we operate, our ability to successfully execute and achieve efficiencies, our ability to achieve the expected level of benefit from any restructuring activities and cost reduction initiatives, our ability to successfully implement our growth strategy and integrate acquired businesses and recognize the anticipated benefits, unanticipated tax liabilities or adverse results of tax audits, assessments, or disputes, our ability to accurately predict the impact on our effective tax rate and future earnings, our ability to effectively leverage technology and operating systems and realize the anticipated benefits, notices from customers, suppliers and other third parties asserting force majeure or other bases for their non-performance, potential liabilities and the extent of any insurance coverage, actions that may be taken under the new administration in the U.S. that increase costs or otherwise negatively impact ours or our customers and suppliers businesses, the outcome of pending litigation and other proceedings, the impact of quarterly fluctuations in results, particularly as a result of seasonality, our failure to effectively hedge certain financial risks associated with the use of derivatives, the impact of climate change and natural disasters, and other risks detailed from time to time in our SEC filings. In addition, other current or potential risks and uncertainties related to the coronavirus pandemic include, but are not limited to: losses on hedging transactions with customers, heightened risk of cybersecurity issues as digital technologies may become more vulnerable and experience a higher rate of cyber-attacks in a remote connectivity environment, reduction of our global workforce to adjust to market conditions, including increased costs associated with severance payments, retention issues, and an inability to hire employees when market conditions improve, the impact of asset impairments, including any impairment of the carrying value of our goodwill, as well as other accounting charges if expected future demand for our products and services materially decreases, a structural shift in the global economy and its demand for fuel and related products and services as a result of changes in the way people work, travel and interact, or in connection with a global recession. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changes in expectations, future events, or otherwise, except as required by law.

Contacts

Ira M. Birns, Executive Vice President & Chief Financial Officer

Glenn Klevitz, Vice President, Treasurer
305-428-8000